UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2015

ASSOCIATED ESTATES REALTY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 1-12486

Ohio	34-1747603
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

1 AEC PARKWAY, RICHMOND HEIGHTS, OHIO  44143-1550
(Address of principal executive offices)

(216) 261-5000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   Entry into a Material Definitive Agreement
Plan of Merger
On April 22, 2015, Associated Estates Realty Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, BSREP II Aries Pooling LLC, a Delaware limited liability company (“Brookfield”), and BSREP II Aries DE Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Brookfield (“Merger Sub”). Pursuant to the terms of the Merger Agreement, Merger Sub will be merged with and into the Company (the “Merger”), and the Company will continue as the surviving corporation and a wholly owned subsidiary of Brookfield.
Pursuant to the Merger Agreement:

•
each common share of the Company (“Company Common Shares”) issued and outstanding at the effective time of the Merger (the “Effective Time”), other than Company Common Shares held (a) in the treasury of the Company, (b) by Brookfield or any subsidiary of Brookfield or (c) shareholders who have effectively exercised dissenter’s rights, will be canceled and extinguished and converted into the right to receive $28.75 in cash (the “Per Share Merger Consideration”), without interest;

•
each option to purchase Company Common Shares (“Option”) that is outstanding and unexercised at the Effective Time (whether vested or unvested) will become fully vested and be cancelled, extinguished and converted into the right of the holder to receive an amount in cash, without interest, equal to the product of (i) the total number of Company Common Shares issuable upon exercise of such Option and (ii) the excess, if any, of the Per Share Merger Consideration over the exercise price per share of such Option;

•
each share of restricted stock granted under any Company equity plan ("Restricted Share") that is outstanding immediately before the Effective Time (whether vested or unvested, and including restricted stock granted as dividends) will, as of immediately before the Effective Time, become vested and will be treated as an outstanding Company Common Share that will be canceled and extinguished and converted into the right to receive the Per Share Merger Consideration, without interest; to the extent the performance period relating to any Restricted Share that remains subject to performance-based vesting criteria ("Performance Restricted Share") has not expired as of the Effective Time, the Performance Restricted Share will vest in that number of Company Common Shares determined as if the applicable performance-based vesting criteria had been achieved at the maximum level; to the extent the performance period relating to any Performance Restricted Share has expired as of the Effective Time, the Performance Restricted Share will vest in that number of Company Common Shares determined at the end of the performance period based on actual performance through the end of the performance period;

•
any accrued but unpaid dividends and any interest earned thereon as of the Effective Time attributed to Performance Restricted Shares granted under any Company equity plan will be paid in cash to such holder promptly following the Effective Time;

•
all equity-based awards deferred under any Company deferred compensation plan, and accounts that represent amounts notionally invested in Company Common Shares in the Directors' Deferred Compensation Plan, will become vested and no longer subject to restrictions, and will be adjusted and converted into the right to have the account credited with an amount denominated in cash equal to the product of (i) the total number of Company Common Shares deemed invested under or otherwise referenced by such account and (ii) the Per Share Merger Consideration, reduced to the extent applicable, but not below zero, by the exercise price applicable to such award(s).

Each of Brookfield and the Company has made customary representations and warranties in the Merger Agreement. Each of Brookfield and the Company has agreed to use reasonable best efforts to cause the Merger to be consummated. The Company has also agreed to various covenants in the Merger Agreement, including, among other things, (i) to conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the closing of the Merger, (ii) to call a special meeting of the shareholders to adopt the Merger Agreement and (iii) not to solicit alternative acquisition proposals.

The Merger Agreement includes a “no-shop” provision that restricts the Company’s ability to solicit alternative acquisition proposals, and to provide information or engage in discussions with third parties. The no-shop provision is subject to a “fiduciary-out” provision that allows the Company, under certain circumstances, to provide information and participate in discussions with respect to unsolicited alternative acquisition proposals.

The Merger Agreement contains certain termination rights for both the Company and Brookfield. Upon termination under specified circumstances, the Company would be required to pay Brookfield a termination fee of $60 million. Further, if the Merger Agreement is terminated due to shareholder adoption of the Merger Agreement having not been obtained at the special meeting of the Company’s shareholders called for that purpose, the Company will be required to reimburse Brookfield for transaction expenses in the amount of $20 million. The Company’s reimbursement of Brookfield’s expenses would be credited against any termination fee that may become payable by Company.

Brookfield has obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement. The aggregate proceeds of the equity commitment will be sufficient to fully finance the Merger and the other transactions contemplated thereby. Consummation of the Merger is not subject to a financing condition, but is subject to customary conditions to closing, including the adoption of the Merger Agreement by the Company’s shareholders. The affirmative vote of a majority of the Company’s outstanding shares is required to adopt the Merger Agreement.

The Company is entitled to seek specific performance against Brookfield and Merger Sub in order to enforce their respective obligations under the Merger Agreement. The Company is also a named third party beneficiary of the equity commitment. In addition, Brookfield’s liability for any breaches of the Merger Agreement, up to the aggregate Per Share Merger Consideration amount, is guaranteed by certain affiliates of Brookfield.

The Board of Directors of the Company (the “Board of Directors”) unanimously approved the Merger Agreement on April 21, 2015. On April 21, 2015, Citigroup Global Markets Inc. rendered a written opinion to the Board of Directors that, as of the date of such opinion, the consideration to be offered to the shareholders of the Company in the Merger is fair, from a financial point of view, to such shareholders.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide shareholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Brookfield or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Brookfield, Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Brookfield and Merger Sub and their respective affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the Securities and Exchange Commission (the “SEC”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 21, 2015, the Company adopted the Executive Change in Control Retention Plan (the “Executive Retention Plan”). The Executive Retention Plan is an unfunded retention program that gives the Company the authority to award retention bonuses to officers and key employees, including the Company’s named executive officers (other than the Chief Executive Officer). A designated participant becomes eligible to earn a retention bonus if a change in control occurs on or before October 31, 2015, and the participant remains employed with the Company through the occurrence of a change in control. A participant’s retention bonus is then paid on the next regular payroll date following the six-month anniversary of the change in control, subject to the participant remaining employed by the Company through the payment date (unless the participant dies or is terminated by the Company without cause). If a change in control does not occur on or before October 31, 2015, the Executive Retention Plan terminates.
Under the Executive Retention Plan, each of the Company’s named executive officers (other than the Chief Executive Officer) has the opportunity to earn a retention bonus in an amount equal to such officer’s annual base salary. Following the occurrence of a change in control that occurs on or before October 31, 2015, each of Messrs. John Shannon, Lou Fatica, Jason Friedman and Scott Irwin will have the opportunity to earn a retention bonus in an amount equal to $325,000; $305,000; $275,000 and $300,000, respectively.
On April 21, 2015, the Company amended its Supplemental Executive Retirement Plan (the “SERP”). The SERP is an unfunded nonqualified deferred compensation plan that allows the Company to defer a certain portion of a participant’s annual compensation each year. A participant’s account is credited with interest at an interest rate set by the Company. The Company amended the SERP to provide that the interest rate used to credit a participant’s account after the occurrence of a change in control will be 8%, and that such interest rate may not be reduced after the occurrence of a change in control. Messrs. Jeffrey Friedman, John Shannon and Lou Fatica are participants in the SERP.
Item 8.01. Other Events.
On April 22, 2015, the Company issued a press release announcing the Merger, which is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Additional Information about the Merger and Where to Find It
In connection with the proposed transaction, a preliminary proxy statement on Schedule 14A will be filed with the SEC. ASSOCIATED ESTATES SHAREHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement will be mailed to shareholders of Associated Estates. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Associated Estates at its website, www.associatedestates.com, or by contacting Jeremy Goldberg, Vice President of Corporate Finance and Investor Relations, at (216) 797-8715.

Participants in the Solicitation

Associated Estates and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Associated Estates’ participants is set forth in the proxy statement, filed April 3, 2015, for Associated Estates’ 2015 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Associated Estates in the solicitation of proxies in respect of the proposed merger will be included in the proxy statement and other relevant materials to be filed with the SEC when they become available.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Associated Estates, its management or the proposed transaction between Associated Estates and Brookfield, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Associated Estates undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness and indebtedness incurred in connection with the transaction; worldwide and regional economic, business, and political conditions; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete with others in the industries in which Associated Estates and Brookfield operate; effects of compliance with laws; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to attract and retain key personnel; escalation in the cost of providing employee health care; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; and any conditions imposed on the combined company in connection with consummation of the merger; the failure to obtain approval of the merger by the shareholders of Associated Estates and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; changes in the economic climate in the markets in which Associated Estates owns and manages properties, including interest rates; the overall level of economic activity; the availability of consumer credit and mortgage financing, unemployment rates and other factors; risks of a lessening of demand for the multifamily units owned by Associated Estates; competition from other available multifamily units, single family units available for rental or purchase, and changes in market rental rates; the failure of development projects or redevelopment activities to achieve expected results due to, among other causes, construction and contracting risks; unanticipated increases in materials and/or labor, and delays in project completion and/or lease-up that result in increased costs and/or reduce the profitability of a completed project; losses resulting from property damage or personal injury that are not insured; results of litigation involving Associated Estates; the cost, disruption and diversion of management’s attention associated with campaigns commenced by activist investors seeking to influence Associated Estates to take particular actions favored by the activist or gain representation on Associated Estates’ Board of Directors; information security breaches and other disruptions that could compromise our information and expose us to business interruption, increased costs, liability and reputational damage; and risks associated with property acquisitions and dispositions, such as failure to achieve expected results and the risks described from time to time in Associated Estates’ reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2014, as such report may have been amended. This document speaks only as of its date, and Associated Estates disclaims any duty to update the information herein.

ITEM 9.01  Financial Statements and Exhibits

Exhibits	Description

2.1	Agreement and Plan of Merger, dated April 22, 2015.

99.1	Press Release issued by the Company, dated April 22, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED ESTATES REALTY CORPORATION

April 27, 2015	/s/ Lou Fatica
Lou Fatica, Senior Vice President
Treasurer and Chief Financial Officer